Offerings - Offering: 1	Nov. 08, 2024 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Debt
Security Class Title	Deferred Compensation Obligations
Amount Registered | shares	50,000,000
Proposed Maximum Offering Price per Unit	1.00
Maximum Aggregate Offering Price	$ 50,000,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 7,655.00
Offering Note	(1) The Deferred Compensation Obligations are unsecured obligations of East West Bancorp, Inc. (the Registrant) to pay up to $50 million of deferred compensation from time to time in the future in accordance with the terms of the East West Bank Deferred Compensation Plan (the Plan). (2) The amount of Deferred Compensation Obligations registered is based on an estimate of the amount of compensation participants may defer under the Plan and is estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h) of the Securities Act of 1933, as amended. (3) The Company does not have any fee offsets.